UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  March 24, 2016

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa		50436
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code   641-585-3535

______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Winnebago Industries, Inc. is filing herewith a press release issued on March 24, 2016, as Exhibit 99.1 which is incorporated by reference herein. The press release was issued to report earnings for the second quarter of Fiscal 2016 ended February 27, 2016.

Item 7.01 Regulation FD Disclosure; 8.01 Other Events.

Winnebago Industries, Inc. (Winnebago Industries) is filing herewith a press release issued on March 24, 2016, as Exhibit 99.1 which is included herein. The press release was issued to report that on March 16, 2016, the Board of Winnebago Industries, Inc. approved a quarterly cash dividend of $0.10 per share of common stock, payable on April 27, 2016 to shareholders of record at the close of business on April 13, 2016.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit
Number    Description
99.1        Press release of Winnebago Industries, Inc. dated March 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.
(Registrant)

Date:	March 24, 2016	By:	/s/ Scott C. Folkers
		Name:	Scott C. Folkers
		Title:	Vice President, General Counsel and Secretary